EXHIBIT 10.1

AMENDMENT NO. 1 TO THE
FIRSTENERGY CORP. CHANGE IN CONTROL SEVERANCE PLAN

This Amendment No. 1 (this “Amendment”) to the FirstEnergy Corp. Change in Control Severance Plan (the “Plan”) is hereby adopted and approved on this __ day of September, 2012, by FirstEnergy Corp., an Ohio corporation (the “Company”).

Effective as of January 1, 2014, the Plan is hereby amended as follows:

1.	The first sentence of Section 3.3(a) of the Plan is hereby amended by deleting the phrase “December 31, 2013” and replacing it with the phrase “December 31, 2014.”

2.	Paragraph (b) of Exhibit B of the Plan is hereby deleted in its entirety and replaced with the following:

“(b)    For purposes of the STIP and notwithstanding the terms of the STIP to the contrary, upon such Termination of Employment, and not later than ninety (90) days following the Termination of Employment, Executive shall be entitled to the target amount of any STIP which shall be paid in a lump sum payment. The target amount of the STIP shall be prorated in the same manner as retirement eligible employees under the STIP.”

3.	Paragraph (b) of Exhibit C of the Plan is hereby deleted in its entirety and replaced with the following:

“(b)    For purposes of the STIP and notwithstanding the terms of the STIP to the contrary, upon such Termination of Employment, and not later than ninety (90) days following the Termination of Employment, Executive shall be entitled to the target amount of any STIP which shall be paid in a lump sum payment. The target amount of the STIP shall be prorated in the same manner as retirement eligible employees under the STIP.”

4.	Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Plan.

5.
Except as otherwise modified in this Amendment, the Plan shall remain in full force and effect. In the event of a conflict between the terms of this Amendment and the Plan, the terms of this Amendment shall control.

[SIGNATURE ON FOLLOWING PAGE]

EXHIBIT 10.1

IN WITNESS WHEREOF, the Company, by its duly authorized officer, has executed this Amendment No. 1 to the FirstEnergy Corp. Change in Control Severance Plan on date first set forth above, effective as of January 1, 2014.

FIRSTENERGY CORP.

By:     /s/ Anthony J. Alexander
Anthony J. Alexander,
President and Chief Executive
Officer of FirstEnergy Corp.

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